[LOGO] CMA(R)

CMA GOVERNMENT
SECURITIES FUND

Semi-Annual Report

                               [GRAPHIC OMITTED]

September 30, 2000

[LOGO] Merrill Lynch

DEAR SHAREHOLDER:

For the six-month period ended September 30, 2000, CMA Government Securities Fund paid shareholders a net annualized dividend of 5.63%.* As of September 30, 2000, the Fund's 7-day yield was 5.82%.

The average portfolio maturity for CMA Government Securities Fund at September 30, 2000 was 25 days, compared to 36 days at March 31, 2000.

Economic Environment

By September 30, 2000, there was ample evidence to indicate the economy was finally beginning to moderate from the unsustainable growth rate of the previous three quarters. The increases in the Federal Funds rate so far this year have begun to have an effect. Since our last report to shareholders, the US equity market has also moderated, with major equity indexes experiencing volatility. Recently, weaker earnings reports by several technology leaders drove the technology-heavy NASDAQ significantly lower. The optimism that fueled unrealistic expectations in the equity market earlier this year is almost gone, as a weak euro slowed demand from overseas. The stock and bond markets are presently driven by expectations of a neutral monetary policy from the Federal Reserve Board, but concern remains in the equity market that the economy may have a harder landing than is currently anticipated. Although the labor market is still tight, with the unemployment rate hovering around 4%, continued productivity gains will most likely alleviate inflationary pressures from gains in wages and benefits. The extraordinary rise in oil and gasoline prices, while eating into corporate profits, also contributed to the drop in consumer confidence. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%, making further interest rate increases unnecessary.

Portfolio Matters

During the six-month period ended September 30, 2000, the Treasury market focused on the paydown of Treasury debt as a result of the Federal budget surplus. Because of the inversion of the Treasury curve, along with the diminished auction schedule, much of the longer end of the curve became inactive. Therefore, we focused our purchases primarily on the Treasury bill sector with maturities no greater than six months. We continued to remain heavily weighted in repurchase agreements because of the negative cost of carry associated with purchasing Treasury securities compared to repurchase agreements. The issuance of cash management bills throughout the period along with the increase in supply of three-month and six-month Treasury bills kept yields in the short-end of the market high, allowing us to take advantage of their superior value to repurchase agreements.

Going forward, we intend to continue to take advantage of pressure in the short-end of the yield curve, while remaining heavily weighted in repurchase agreements as a result of their relative value compared to Treasury issues.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert Sabatino

Robert Sabatino
Vice President and Portfolio Manager

November 3, 2000

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000                  (IN THOUSANDS)

                         Face          Interest        Maturity
Issue                   Amount           Rate            Date            Value
--------------------------------------------------------------------------------
                      US Government Obligations* -- 24.6%
--------------------------------------------------------------------------------
US Treasury            $85,000           5.935%       11/02/2000      $   84,543
Bills                   17,000           5.245        11/09/2000          16,890
                        90,000           6.145        11/09/2000          89,419
                        50,000           5.94         12/28/2000          49,269
                        30,000           5.94          1/04/2001          29,525
                        85,000           6.00          1/25/2001          83,352
                        42,000           5.925         3/22/2001          40,797
--------------------------------------------------------------------------------
US Treasury             30,000           4.00         10/31/2000          29,931
Notes                   12,158           5.75         10/31/2000          12,148
                        40,000           4.625        12/31/2000          39,800
                        75,000           4.50          1/31/2001          74,508
                         3,718           4.875         3/31/2001           3,691
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$553,902)..........................................               553,873
--------------------------------------------------------------------------------
  Face
 Amount                     Issue
--------------------------------------------------------------------------------
                         Repurchase Agreements**--75.3%
--------------------------------------------------------------------------------
$112,500   Chase Securities Inc., purchased
           on 9/29/2000 to yield 6.62%
           to 10/02/2000..................................               112,500
--------------------------------------------------------------------------------
 113,600   Credit Suisse First Boston Corp.,
           purchased on 9/27/2000 to yield
           6.51% to 10/04/2000 ...........................               113,600
--------------------------------------------------------------------------------
 110,000   Deutsche Bank Securities Inc.,
           purchased on 9/26/2000 to
           yield 6.43% to 10/03/2000......................               110,000
--------------------------------------------------------------------------------
 112,500   Fuji Securities, Inc., purchased
           on 9/29/2000 to yield 6.52% to
           10/02/2000 ....................................               112,500
--------------------------------------------------------------------------------
 118,100   Goldman Sachs & Company,
           purchased on 9/08/2000 to yield
           6.48% to 10/06/2000............................               118,100
--------------------------------------------------------------------------------
  68,925   Greenwich Capital Markets, Inc.,
           purchased on 9/29/2000 to
           yield 6.51% to 10/02/2000......................                68,925
--------------------------------------------------------------------------------
  99,998   J.P. Morgan Securities Inc.,
           purchased on 9/29/2000 to
           yield 6.55% to 10/02/2000......................                99,998
--------------------------------------------------------------------------------
 112,000   Lehman Brothers Inc., purchased on
           9/29/2000 to yield 6.53% to 10/06/2000.........               112,000
--------------------------------------------------------------------------------
 117,000   Morgan Stanley & Co. Inc.,
           purchased on 9/07/2000 to
           yield 6.49% to 10/06/2000......................               117,000
--------------------------------------------------------------------------------
 113,600   Nomura Securities International
           Inc., purchased on 9/27/2000 to
           yield 6.51% to 10/04/2000 .....................               113,600
--------------------------------------------------------------------------------
 112,378   PaineWebber Inc.,
           purchased on 9/28/2000 to
           yield 6.54% to 10/05/2000......................               112,378
--------------------------------------------------------------------------------
 112,500   Prudential Securities Inc.,
           purchased on 9/29/2000 to
           yield 6.55% to 10/06/2000......................               112,500
--------------------------------------------------------------------------------
 108,000   S.G. Cowen Securities, Corp.,
           purchased on 9/27/2000 to
           yield 6.45% to 10/04/2000......................               108,000
--------------------------------------------------------------------------------
 112,500   Salomon Smith Barney Inc.,
           purchased on 9/29/2000 to
           yield 6.56% to 10/06/2000 .....................               112,500
--------------------------------------------------------------------------------
  70,000   State Street Bank & Trust,
           purchased on 9/29/2000 to
           yield 6.43% to 10/02/2000......................                70,000
--------------------------------------------------------------------------------
 100,000   UBS Warburg LLC,
           purchased on 9/26/2000 to
           yield 6.45% to 10/03/2000......................               100,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,693,601)........................................             1,693,601
--------------------------------------------------------------------------------
Total Investments (Cost--$2,247,503)--99.9%...............             2,247,474

Other Assets Less Liabilities--0.1%.......................                 1,444
                                                                      ----------
Net Assets--100.0%........................................            $2,248,918
                                                                      ==========
--------------------------------------------------------------------------------

 * US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2000

Assets:
Investments, at value (identified cost--$2,247,502,558+) ..............                       $ 2,247,474,388
Interest receivable ...................................................                             3,046,711
Prepaid registration fees and other assets ............................                               201,957
                                                                                              ---------------
Total assets ..........................................................                         2,250,723,056
                                                                                              ---------------
Liabilities:
Payables:
  Investment adviser ..................................................    $       734,777
  Distributor .........................................................            686,413
  Dividends to shareholders ...........................................              9,561
  Beneficial interest redeemed ........................................              1,051          1,431,802
                                                                           ---------------
Accrued expenses and other liabilities ................................                               373,527
                                                                                              ---------------
Total liabilities .....................................................                             1,805,329
                                                                                              ---------------
Net Assets ............................................................                       $ 2,248,917,727
                                                                                              ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized .....................................................                       $   224,894,590
Paid-in capital in excess of par ......................................                         2,024,051,307
Unrealized depreciation on investments--net ...........................                               (28,170)
                                                                                              ---------------
Net Assets--Equivalent to $1.00 per share based on 2,248,945,897 shares
of beneficial interest outstanding ....................................                       $ 2,248,917,727
                                                                                              ===============

+ Cost for Federal income tax purposes was $2,247,502,558. As of September 30, 2000, net unrealized depreciation for Federal income tax purposes amounted to $28,170, of which $28,358 related to appreciated securities and $56,528 related to depreciated securities.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

Investment Income:
Interest and amortization of premium and discount earned ..............                       $    85,680,696
Expenses:
Investment advisory fees ..............................................    $     5,665,670
Distribution fees .....................................................          1,711,979
Transfer agent fees ...................................................            178,672
Accounting services ...................................................            151,089
Custodian fees ........................................................             57,318
Professional fees .....................................................             26,541
Trustees' fees and expenses ...........................................             15,821
Pricing fees ..........................................................              1,021
Printing and shareholder reports ......................................                798
Other .................................................................             17,031
                                                                           ---------------
Total expenses ........................................................                             7,825,940
                                                                                              ---------------
Investment income--net ................................................                            77,854,756
Realized Gain on Investments--Net .....................................                                71,407
Change in Unrealized Depreciation on Investments--Net .................                             1,609,941
                                                                                              ---------------
Net Increase in Net Assets Resulting from Operations ..................                       $    79,536,104
                                                                                              ===============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              For the             For the
                                                                            Six Months              Year
                                                                              Ended                Ended
                                                                           September 30,          March 31,
Increase (Decrease) in Net Assets:                                             2000                 2000
--------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................    $     77,854,756     $    160,057,437
Realized gain on investments--net ...................................              71,407               29,846
Change in unrealized appreciation/depreciation on investments--net ..           1,609,941           (2,219,480)
                                                                         ----------------     ----------------
Net increase in net assets resulting from operations ................          79,536,104          157,867,803
                                                                         ----------------     ----------------
Dividends & Distributions to Shareholders:
Investment income--net ..............................................         (77,854,756)        (160,057,437)
Realized gain on investments--net ...................................             (71,407)             (29,846)
                                                                         ----------------     ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders .....................................................         (77,926,163)        (160,087,283)
                                                                         ----------------     ----------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ....................................       4,044,164,116       12,558,699,912
Value of shares issued to shareholders in reinvestment of
dividends and distributions .........................................          77,763,237          159,840,251
                                                                         ----------------     ----------------
                                                                            4,121,927,353       12,718,540,163
Cost of shares redeemed .............................................      (5,163,192,278)     (13,120,934,019)
                                                                         ----------------     ----------------
Net decrease in net assets derived from beneficial
interest transactions ...............................................      (1,041,264,925)        (402,393,856)
                                                                         ----------------     ----------------
Net Assets:
Total decrease in net assets ........................................      (1,039,654,984)        (404,613,336)
Beginning of period .................................................       3,288,572,711        3,693,186,047
                                                                         ----------------     ----------------
End of period .......................................................    $  2,248,917,727     $  3,288,572,711
                                                                         ================     ================

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have            For the
been derived from information provided in the         Six Months
financial statements.                                    Ended                       For the Year Ended March 31,
                                                     September 30,     ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                  2000             2000            1999            1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ...              $     1.00       $     1.00      $     1.00      $     1.00      $     1.00
                                                      ----------       ----------      ----------      ----------      ----------
Investment income--net .................                   .0280            .0462           .0468           .0501           .0477
Realized and unrealized gain (loss) on
investments--net .......................                   .0006           (.0006)          .0002           .0007          (.0004)
                                                      ----------       ----------      ----------      ----------      ----------
Total from investment operations .......                   .0286            .0456           .0470           .0508           .0473
                                                      ----------       ----------      ----------      ----------      ----------
Less dividends and distributions:
  Investment income--net ...............                  (.0280)          (.0462)         (.0468)         (.0501)         (.0477)
  Realized gain on investments--net ....                      --+              --+         (.0001)         (.0001)             --+
                                                      ----------       ----------      ----------      ----------      ----------
Total dividends and distributions ......                  (.0280)          (.0462)         (.0469)         (.0502)         (.0477)
                                                      ----------       ----------      ----------      ----------      ----------
Net asset value, end of period .........              $     1.00       $     1.00      $     1.00      $     1.00      $     1.00
                                                      ==========       ==========      ==========      ==========      ==========
Total Investment Return ................                    5.63%*           4.71%           4.81%           5.15%           4.96%
                                                      ==========       ==========      ==========      ==========      ==========
Ratios to Average Net Assets:
Expenses ...............................                     .56%*            .56%            .57%            .57%            .56%
                                                      ==========       ==========      ==========      ==========      ==========
Investment income and realized gain on
investments--net .......................                    5.57%*           4.60%           4.68%           5.02%           4.81%
                                                      ==========       ==========      ==========      ==========      ==========
Supplemental Data:
Net assets, end of period (in thousands)              $2,248,918       $3,288,573      $3,693,186      $3,540,040      $3,423,468
                                                      ==========       ==========      ==========      ==========      ==========

*     Annualized.
+     Amount is less than $.0001 per share.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
  Treasurer
Robert Sabatino--Vice President
Phillip Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011                                            #11212--9/00

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